UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2019
BRANDYWINE REALTY TRUST
BRANDYWINE OPERATING PARTNERSHIP, L.P.
(Exact name of registrant as specified in charter)

Maryland
(Brandywine Realty Trust)	001-9106	23-2413352
Delaware
(Brandywine Operating Partnership, L.P.)	000-24407	23-2862640
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(I.R.S. Employer Identification Number)
2929 Walnut Street
Suite 1700
Philadelphia, PA 19104
(Address of principal executive offices) (Zip Code)
(610) 325-5600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest	BDN	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Brandywine Realty Trust:
Emerging growth company ☐
Brandywine Operating Partnership, L.P.:
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Brandywine Realty Trust: ☐
Brandywine Operating Partnership, L.P.: ☐

Item 1.01    Entry into a Material Definitive Agreement
On October 3, 2019, Brandywine Realty Trust, a Maryland real estate investment trust (the “Company”), and its operating partnership, Brandywine Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an Underwriting Agreement (together with the Pricing Agreement (as defined below), the “Underwriting Agreement”) and a related Pricing Agreement (the “Pricing Agreement”) with Citigroup Global Markets Inc. and BofA Securities, Inc., as representatives of the several underwriters named in the Pricing Agreement (the “Underwriters”), in connection with the public offering by the Operating Partnership of $100.0 million in aggregate principal amount of its 4.100% Guaranteed Notes due 2024 (the “2024 Notes”) and $100.0 million in aggregate principal amount of its 4.550% Guaranteed Notes due 2029 (the “2029 Notes”, together with the 2024 Notes, the “Notes”). The Company will fully and unconditionally guarantee the payment of principal and of premium, if any, and interest on the Notes. The offering is expected to close on October 10, 2019, subject to customary closing conditions. Under the terms of the Underwriting Agreement, the Company and the Operating Partnership have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or to contribute payments that the Underwriters may be required to make because of any of those liabilities. The Underwriting Agreement contains customary representations and covenants. The offer and sale of the Notes were registered with the Securities and Exchange Commission (the “Commission”) pursuant to a registration statement on Form S-3 (File No. 333-216822), under the Securities Act.

Copies of each of the Underwriting Agreement and the Pricing Agreement are filed as Exhibit 1.1 and Exhibit 1.2, respectively, to this Current Report on Form 8-K. The foregoing is not a complete discussion of the Underwriting Agreement and the Pricing Agreement and is qualified in its entirety by reference to these agreements, and the information in the Underwriting Agreement and the Pricing Agreement is incorporated into this Item 1.01 by this reference.
The Operating Partnership intends to use the net proceeds from the offering to reduce outstanding borrowings under its $600 million unsecured revolving credit facility . The Operating Partnership intends to use any remaining net proceeds of this offering for general corporate purposes, which may include, among other things, the repayment, repurchase or other retirement of other indebtedness.
The Notes will be issued under the Indenture, dated as of October 22, 2004 (the “Indenture”), as supplemented by the First Supplemental Indenture dated as of May 25, 2005 (the “First Supplemental Indenture”) and the Third Supplemental Indenture dated as of April 5, 2011 (the “Third Supplemental Indenture”) among the Company, the Operating Partnership and The Bank of New York Mellon (formerly, The Bank of New York), as trustee. The Indenture was previously filed with the Commission on October 22, 2004, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference. The First Supplemental Indenture was previously filed with the Commission on May 26, 2005, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference. The Third Supplemental Indenture was previously filed with the Commission on April 5, 2011, as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated into this Item 1.01 by this reference.
The 2024 Notes form part of the same series as the Operating Partnership’s outstanding 4.100% Guaranteed Notes due 2024 (the “Initial 2024 Notes”). Upon completion of the issuance and sale of the 2024 Notes on October 10, 2019, $350.0 million aggregate principal amount of the Operating Partnership’s 4.100% Guaranteed Notes due 2024 will be outstanding. The 2024 Notes will have the same CUSIP number as, and will trade interchangeably with, the Initial 2024 Notes.
The 2029 Notes form part of the same series as the Operating Partnership’s outstanding 4.550% Guaranteed Notes due 2029 (the “Initial 2029 Notes”). Upon completion of the issuance and sale of the 2029 Notes on October 10, 2019, $350.0 million aggregate principal amount of the Operating Partnership’s 4.550% Guaranteed Notes due 2029 will be outstanding. The 2029 Notes will have the same CUSIP number as, and will trade interchangeably with, the Initial 2029 Notes.

In connection with the foregoing, the Company and the Operating Partnership are filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of their counsel with respect to the validity of the Notes and the Guarantees.
Item 7.01    Regulation FD Disclosure
On October 3, 2019, the Company issued a press release announcing the pricing of the offering of Notes. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.
The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or Securities Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.   Financial Statements and Exhibits

Exhibit	Description
1.1
Underwriting Agreement, dated October 3, 2019, by and among Brandywine Operating Partnership, L.P. and Brandywine Realty Trust and Citigroup Global Markets Inc. and BofA Securities, Inc., as representatives of the several underwriters named in the Pricing Agreement.

1.2
Pricing Agreement, dated October 3, 2019, by and among Brandywine Operating Partnership, L.P. and Brandywine Realty Trust and Citigroup Global Markets Inc. and BofA Securities, Inc., as representatives of the several underwriters named in the Pricing Agreement, relating to the Notes.

4.1*
Indenture dated October 22, 2004 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust, certain subsidiaries of Brandywine Operating Partnership, L.P. named therein and The Bank of New York Mellon, as Trustee (previously filed as an exhibit to Brandywine Realty Trust's Form 8-K filed on October 22, 2004 and incorporated herein by reference)

4.2*
First Supplemental Indenture dated as of May 25, 2005 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust, certain subsidiaries of Brandywine Operating Partnership, L.P. named therein and The Bank of New York Mellon, as Trustee (previously filed as an exhibit to Brandywine Realty Trust's Form 8-K filed on May 26, 2005 and incorporated herein by reference)

4.3*
Third Supplemental Indenture dated as of April 5, 2011 by and among Brandywine Operating Partnership, L.P., Brandywine Realty Trust and The Bank of New York Mellon, as Trustee (previously filed as an exhibit to Brandywine Realty Trust's Form 8-K filed on April 5, 2011 and incorporated herein by reference)

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the Notes and the related Guarantees.

23.1	Consent of Pepper Hamilton LLP (contained in Exhibit 5.1 hereto).

99.1	Press Release of Brandywine Realty Trust dated October 3, 2019.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

*	Incorporated herein by reference as above indicated.

Signatures
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRANDYWINE REALTY TRUST

By:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and
Chief Financial Officer

BRANDYWINE OPERATING PARTNERSHIP, L.P.

BY:	BRANDYWINE REALTY TRUST, ITS GENERAL PARTNER

BY:	/s/ Thomas E. Wirth
Thomas E. Wirth
Executive Vice President and
Chief Financial Officer
Date:  October 7, 2019